--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002

Dear Shareholder:

      With an economy looking to find secure footing, volatility was widespread through the overall marketplace for the semi-annual period. After the events of September 11th, investors flocked to the bond market in search of stability. However, at the onset of the period, returns in the fixed income markets were depressed as strong consumer and military spending indicated the potential for an economic recovery. Fluctuations continued into 2002 as bonds posted strong returns during the first two months of the new year. In the closing days of March, fixed income securities reversed their positive trend only to once again rally during April. For the six months ended April 30, 2002, the LEHMAN BROTHERS AGGREGATE INDEX, a broad measure of the taxable bond market, finished relatively flat at -0.01%.*

      Much of the activity in the market can be attributed to the actions of the Federal Reserve Board (the "Fed"). After eleven rate reductions in 2001, the Fed ended its accommodative monetary policy in the first quarter to assess the impact of 4.75% of monetary stimulus on the economy. While this was an acknowledgement that the country is in the early stages of economic recovery, it also signaled that rates might rise on the belief that a comeback in inflation poses the same risk as further economic weakness. In March, fixed income markets suffered following the Fed's decision to leave rates unchanged, which led the investment community to anticipate an economy in the early stages of recovery.

      Looking broadly at the fixed income market, mortgage-backed securities provided strong returns as fears of rising interest rates reduced the volume of prepayments as the speed of mortgage refinancings decreased. Corporate bonds experienced mixed returns over the period as concerns surrounding corporate earnings and accounting practices increased the event risk within that sector and impeded returns. In the wake of Enron's collapse, many companies have now begun to reduce their debt and increase credit quality. Longer-term U.S. Government bond prices (which move in the opposite direction from yields) lagged during the period with more promising economic data emerging throughout the period. However, towards the latter part of the period, we believed Treasuries were attractively priced and that rates should fall, barring a robust economic recovery.

      Closing out the period, despite rising unemployment numbers in April, U.S. manufacturing, measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels while retail sales continued to grow. Inflation levels remained relatively benign and low inventory levels should continue to support the manufacturing data. However, we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery.

      The fluctuations seen in the bond market over the last six months reemphasize the need for investors to develop a strategy that best suits their overall goals and risk tolerance. Working with a financial advisor is one of the best means of doing this and we encourage you to consult one when making an investment.

      The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
---------------------                             -------------------------

Laurence D. Fink                                  Ralph L. Schlosstein
Chairman                                          President


----------
* The Lehman Brothers Aggregate Index is used to measure the performance of the U.S. investment grade fixed rate bond market. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the first unaudited semi-annual report for the BlackRock Strategic Bond Trust (the "Trust") for the period ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BHD". The Trust's investment objective is to seek total return through high current income and capital appreciation. The Trust seeks this objective by investing primarily in a diversified portfolio of debt securities including corporate bonds, US government and agency securities, mortgage-related securities and other types of fixed income securities. Under normal market conditions, the Trust will invest a significant portion of its total managed assets in corporate fixed income securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's), or lower than BBB by Standard & Poors Ratings Group (S&P), similarly rated by other nationally recognized rating agencies or not rated by any rating agency but which our investment advisors believe are comparable to securities rated in these categories. The remainder of the Trust's assets will be invested in investment grade securities. The Trust's investment advisors will continually analyze the markets for fixed income securities and will periodically reallocate the Trust's investments between corporate bonds and other income securities and between lower grade and investment grade securities to seek to achieve the Trust's investment objective.

     The table below summarizes the Trust's period ended and the high and low shares prices and net asset values since inception:

                                     -------------------------------------------
                                        4/30/02         HIGH         LOW
--------------------------------------------------------------------------------
  SHARE PRICE                           $14.83         $15.01      $14.32
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                 $14.41         $14.41      $14.14
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE              5.09%          5.43%       4.18%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product ("GDP") during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee ("FOMC") to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher fed funds rate by year-end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by

Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     The high yield market continued its strong performance from the fourth quarter of 2001 through the first four months of 2002. The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX returned 6.60% for the six months ended April 30, 2002. High levels of new issuance have been matched by strong net flows into the high yield sector. For the first quarter of 2002, the high yield market priced 74 new issues totaling $18.6 billion of supply and also witnessed $4.9 billion of net inflows into mutual funds. Issuance remained strong through April with approximately $8 billion of production, but lighter supply is anticipated going forward. The best performers over the period were seen from higher rated credits and more defensive names. During the first four months of 2002, higher quality bonds continued to outperform as the best gains were seen from credits within the "BB" sector. Aerospace was a strong performer, as was the lodging and gaming sub-sector of consumer cyclicals, which benefited from a pickup in consumer activity.

     For the semi-annual period, the LEHMAN BROTHERS U.S. CREDIT INDEX returned -0.45% versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. No clear pattern emerged in the corporate sector, as there was great disparity in returns among sub-sectors and individual names. The market suffered from accusations regarding accounting irregularities, earnings quality issues, off-balance sheet financing risks, and volatile equity and Treasury markets. For the period, higher quality intermediate maturity bonds outperformed lower quality investment grade issues. Following record gross new issuance of $587 billion in 2001, market expectations for supply in 2002 are lower due to reductions in capital expenditure, declining global mergers and acquisitions and a lower level of overall economic activity. Escalated accounting concerns have prompted rating agencies to consider harsher standards and have led to increasing downgrades relative to upgrades. Some firms, under widespread scrutiny, have begun to provide more transparency, which should gradually improve corporate fundamentals. Corporates suffered over the final month of the period as individual credit issues have caused some contagion, and many corporations have found they have little pricing power, which will pressure future profits.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income.

     The Trust, which commenced operations on February 28, 2002, benefited from its exposure to the high yield market, which posted positive returns through March and April, primarily led by higher credit quality securities. In an effort to avoid credit risk in the marketplace, the Trust focused on higher quality bonds within the high yield credit spectrum. Since its inception, the Trust's bias towards more defensive issues has benefited performance as the "BB" sector has experienced the strongest gains. New issue supply of high yield bonds continued to increase over the period and the portfolio benefited from this liquidity. The portfolio will look to invest in companies that are poised to benefit from an economic rebound. If signs on an economic recovery become more evident, the portfolio will look to invest lower on the credit spectrum to take advantage of an anticipated rally in the high yield market. The Trust will continue to invest in large, liquid issues with predictable cash flows and quantifiable asset values.

     The following chart shows the Trust's credit quality allocations:

--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
--------------------------------------------------------------------------------
         CREDIT RATING*                                APRIL 30, 2002
--------------------------------------------------------------------------------
         AAA/Aaa                                              1%
--------------------------------------------------------------------------------
         AA/Aa                                                5%
--------------------------------------------------------------------------------
         A/A                                                 13%
--------------------------------------------------------------------------------
         BBB/Baa                                             10%
--------------------------------------------------------------------------------
         BB/Ba                                               32%
--------------------------------------------------------------------------------
         B/B                                                 38%
--------------------------------------------------------------------------------
         CCC/Caa                                              1%
--------------------------------------------------------------------------------

----------
 * Using the higher of Standard &Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income market. We thank you for your investment and continued interest in the BlackRock Strategic Bond Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Michael P. Lustig
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                               BHD
--------------------------------------------------------------------------------
  Initial Offering Date:                                    February 26, 2002
--------------------------------------------------------------------------------
  Closing Share Price as Of 4/30/02:                             $14.83
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                 $14.41
--------------------------------------------------------------------------------
  Yield on Closing Share Price as of 4/30/02 ($14.83)(1):          9.71%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                     $ 0.12
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                  $ 1.44
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2) The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING* (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--145.5%
                 U.S. GOVERNMENT AND
                 AGENCY SECURITIES--0.1%
         $  70   U.S. Treasury Bonds,
                   5.375%, 2/15/31 ..........................  $  67,747
            65+  U.S. Treasury Notes,
                   4.875%, 2/15/12 ..........................     63,913
                                                               ---------
                                                                 131,660
                                                               ---------
                 CORPORATE BONDS--145.4%
                 AERO & DEFENSE--5.7%
B        2,000+  BE Aerospace, Inc., Sr. Sub. Note,
                   9.50%, 11/01/08 ..........................  1,950,000
BBB      1,000   Lockheed Martin Corp.,
                   8.20%, 12/01/09 ..........................  1,123,166
BBB-       650+  Raytheon Co.,
                   6.55%, 3/15/10 ...........................    645,164
BB       2,000   Sequa Corp., Sr. Note, Ser. B,
                   8.875%, 4/01/08 ..........................  2,020,000
                                                               ---------
                                                               5,738,330
                                                               ---------

                 AUTOMOTIVE--9.0%
B1       2,000   Collins & Aikman Prods Co., Sr. Note,
                   10.75%, 12/31/11** .......................  2,085,000
A3       1,000+  Daimler Chrysler
                   North America Corp.,
                   7.30%, 1/15/12 ...........................  1,030,000
BB       2,000   Dana Corp., Sr. Note,
                   10.125%, 3/15/10** .......................  2,140,000
B        2,000   Delco Remy International, Inc.,
                   Sr. Sub. Note,
                   11.00%, 5/01/09 ..........................  1,840,000
B        2,000   Dura Operating Corp.,
                   9.00%, 5/01/09 ...........................  2,040,000
                                                               ---------
                                                               9,135,000
                                                               ---------
                 CABLE TV--4.6%
Caa      2,000+  Adelphia Communications Corp.,
                   Sr. Note,
                   10.25%, 11/01/06 .........................  1,680,000
B+       2,000   Charter Communications Holdings,
                   Sr. Note,
                   11.125%, 1/15/11 .........................  1,960,000
BBB      1,000+  Comcast Cable Communications, Inc.,
                   Sr. Note,
                   6.875%, 6/15/09 ..........................    999,502
                                                               ---------
                                                               4,639,502
                                                               ---------
                 CHEMICAL--6.3%
A       $1,000+  Dow Chemical Co.,
                   7.375%, 11/01/29 ......................... $1,033,537
BB       2,000   Lyondell Chemical Co.,
                   Sr. Secured Note, Ser. B,
                   9.875%, 5/01/07 ..........................  1,980,000
B        1,796   Noveon, Inc., Ser. B,
                   11.00%, 2/28/11 ..........................  1,903,760
B        1,250   Resolution Performance
                   Products, Inc., Sr. Sub. Note,
                     13.50%, 11/15/10 .......................  1,410,938
                                                               ---------
                                                               6,328,235
                                                               ---------
                 CLOTHING & TEXTILES--1.9%
BB-      2,000   Levi Strauss & Co.,
                   6.80%, 11/01/03 ..........................  1,960,000
                                                               ---------
                 CONGLOMERATES--4.2%
A          325   Honeywell International, Inc.,
                   7.50%, 3/01/10 ...........................    353,118
B        2,000   Penhall International, Inc.,
                   12.00%, 8/01/06 ..........................  2,020,000
BBB      1,000+  Tyco International Group SA,
                   6.375%, 2/15/06 ..........................    840,000
A+       1,000+  United Technologies Corp.,
                   6.35%, 3/01/11 ...........................  1,024,114
                                                               ---------
                                                               4,237,232
                                                               ---------

                 CONTAINERS & GLASS--2.0%
B+       1,800   Plastipak Holdings, Inc., Sr. Note,
                    10.75%, 9/01/11** .......................  1,971,000
                                                               ---------
                 ECOLOGICAL SERVICES &
                 EQUIPMENT--2.0%
B+       2,000+  Allied Waste North America, Inc.,
                   Ser. B,
                   10.00%, 8/01/09 ..........................  2,060,000
                                                               ---------
                 ENERGY--5.8%
BBB        855   Amerada Hess Corp.,
                   7.875%, 10/01/29 .........................    923,984
BBB+     1,000+  Anadarko Petroleum Corp.,
                   5.375%, 3/01/07 ..........................    990,934
BBB+     1,000+  Conoco, Inc., Sr. Note,
                   6.95%, 4/15/29 ...........................  1,025,141
B+         640   Newpark Resources, Inc., Ser. B,
                   8.625%, 12/15/07 .........................    604,800
BBB        250   Occidental Petroleum Corp., Sr. Note,
                   6.75%, 1/15/12 ...........................    256,875
B        2,000   Swift Energy Co., Sr. Sub. Note,
                   10.25%, 8/01/09 ..........................  2,060,000
                                                               ---------
                                                               5,861,734
                                                               ---------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING* (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                 ENTERTAINMENT--1.0%
A-      $1,000   Viacom, Inc.,
                 6.625%, 5/15/11 ........................... $   998,749
                                                             -----------
                 FINANCE & BANKING--7.3%
Aa3      1,000+  Bank One Corp.,
                   6.50%, 2/01/06 ..........................   1,047,553
Aa3        650   Barclays Bank PLC,
                   8.55%, 9/29/49** ........................     732,388
A          325+  Bear Stearns Co., Inc.,
                   6.50%, 5/01/06 ..........................     336,664
Aa1      3,000+  Citigroup, Inc.,
                   5.75%, 5/10/06 ..........................   3,085,627
Ba1      1,000   Labranche & Co., Inc., Sr. Sub. Note,
                   12.00%, 3/02/07 .........................   1,145,000
A        1,000+  Lehman Brothers Holdings, Inc.,
                   6.25%, 5/15/06 ..........................   1,029,041
                                                             -----------
                                                               7,376,273
                                                             -----------
                 FINANCIAL INTERMEDIARIES--8.1%
B+       2,000   Bluewater Finance Ltd., Sr. Note,
                   10.25%, 2/15/12** .......................   2,070,000
                 Ford Motor Credit Co.,
A3       2,000+    6.875%, 2/01/06 .........................   2,025,740
                   Sr. Note,
A3         750+    5.80%, 1/12/09 ..........................     697,009
                 General Motors Acceptance Corp.,
A2         250     6.75%, 1/15/06 ..........................     257,718
A2         900+    6.875%, 9/15/11 .........................     901,872
A2         300     8.00%, 11/01/31 .........................     314,551
AAA        850   KFW International Finance, Inc.,
                   5.25%, 6/28/06 ..........................     867,000
A-       1,000+  Sears Roebuck Acceptance Corp.,
                   6.75%, 8/15/11 ..........................   1,014,111
                                                             -----------
                                                               8,148,001
                                                             -----------
                 FOOD PRODUCTS--3.6%
BB-      2,000   Fleming Co., Inc.,
                   10.125%, 4/01/08 ........................   2,105,000
BBB+     1,000+  General Mills, Inc.,
                   5.125%, 2/15/07 .........................     989,690
BBB        575+  Kellogg Co., Ser. B,
                   6.00%, 4/01/06 ..........................     587,845
                                                             -----------
                                                               3,682,535
                                                             -----------
                 FOREST PRODUCTS--3.1%
Ba2      2,000+  Caraustar Industries, Inc.,
                   9.875%, 4/01/11 .........................   2,150,000
BBB      1,000   Weyerhaeuser Co.,
                   6.125%, 3/15/07** .......................   1,013,090
                                                             -----------
                                                               3,163,090
                                                             -----------
                 HEALTH CARE--5.6%
B-       2,000   Insight Health Services Corp.,
                   Sr. Sub. Note,
                   9.875%, 11/01/11** ......................   2,060,000
B+      $2,000   Matria Healthcare, Inc., Ser. B,
                   11.00%, 5/01/08 ......................... $ 2,005,000
B-       1,500   United Surgical Partners
                   International, Inc.,
                   10.00%, 12/15/11 ........................   1,552,500
                                                             -----------
                                                               5,617,500
                                                             -----------
                 HOME CONSTRUCTION--3.1%
BB       1,000+  Beazer Homes USA, Inc.,
                   8.625%, 5/15/11 .........................   1,030,000
Ba1      2,000+  Schuler Homes, Inc.,
                   9.375%, 7/15/09 .........................   2,075,000
                                                             -----------
                                                               3,105,000
                                                             -----------

                 HOTELS & CASINO--5.8%
B+         650   Boyd Gaming Corp., Sr. Sub. Note,
                   8.75%, 4/15/12** ........................     672,750
BB-      2,000   Felcore Lodging LP,
                   9.50%, 9/15/08 ..........................   2,105,000
BB+      2,000+  Park Place Entertainment Corp.,
                   Sr. Sub. Note,
                   7.875%, 3/15/10** .......................   2,110,000
B        1,000   Resorts International Hotel & Casino,
                   1st Mortgage Note,
                   11.50%, 3/15/09** .......................     963,125
                                                             -----------
                                                               5,850,875
                                                             -----------
                 INDUSTRIAL EQUIPMENT--4.1%
B-       2,000   Great Lakes Dredge & Dock Corp.,
                   11.25%, 8/15/08 .........................   2,130,000
BB-      2,000   United Rentals, Inc., Ser. B,
                   9.25%, 1/15/09 ..........................   2,040,000
                                                             -----------
                                                               4,170,000
                                                             -----------
                 INSURANCE--0.9%
A+         500+  Allstate Corp., Sr. Note,
                   7.875%, 5/01/05 .........................     544,284
A1         325+  Metlife, Inc., Sr. Note,
                   6.125%, 12/01/11 ........................     324,093
                                                             -----------
                                                                 868,377
                                                             -----------
                 LEISURE--1.5%
BB+      1,500   Royal Caribbean Cruises Ltd.,
                   Sr. Note, 8.75%, 2/02/11 ................   1,462,500
                                                             -----------
                 MEDIA--8.7%
B1       1,500+  Alliance Atlantis Communications, Inc.,
                   Sr. Sub. Note,
                   13.00%, 12/15/09 ........................   1,680,000
B1       2,000   Echostar Broadband Corp., Sr. Note,
                   10.375%, 10/01/07 .......................   2,120,000
B-       1,820   Nextmedia Operating, Inc.,
                   10.75%, 7/01/11** .......................   1,965,600
Ba3      2,000+  PanAmSat Corp.,
                   8.50%, 2/01/12** ........................   2,005,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING* (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                 MEDIA (CONT'D)
B-      $1,000   WRC Media Inc./Weekly Reader,
                   Sr. Sub. Note,
                   12.75%, 11/15/09 ........................ $ 1,037,500
                                                             -----------
                                                               8,808,100
                                                             -----------
                 NONFERROUS METALS &
                 MINERALS--2.1%
BB-      2,000+  Century Aluminum Co., 1st Mortgage,
                   11.75%, 4/15/08 .........................   2,150,000
                                                             -----------
                 OIL & GAS SERVICES--8.5%
BB       2,000   Compagnie Generale De Geophysique,
                   Sr. Note,
                   10.625%, 11/15/07 .......................   2,075,000
B        2,000   Dresser, Inc.,
                   9.375%, 4/15/11 .........................   2,090,000
BBB        250   El Paso Energy Corp., Sr. Note,
                   7.75%, 1/15/32 ..........................     253,578
BB       2,000   Hanover Equipment Trust,
                   Sr. Secured Note,
                   8.50%, 9/01/08** ........................   2,050,000
BB-      2,000   Western Gas Resources, Inc.,
                   10.00%, 6/15/09 .........................   2,150,000
                                                             -----------
                                                               8,618,578
                                                             -----------
                 OTHER--4.9%
A3       5,000+  Targeted Return Index Securities Trust,
                   Ser. 5-2002,
                   5.97%, 1/25/07** ........................   4,904,250
                                                             -----------
                 PRINTING--2.0%
BB       2,000   Mail Well I Corp.,
                   9.625%, 3/15/12** .......................   2,030,000
                                                             -----------
                 RAIL INDUSTRIES--0.9%
BBB+       500+  Canadian National Railway Co.,
                   6.90%, 7/15/28 ..........................     496,935
Baa1       400   Norfolk Southern Corp.,
                   7.05%, 5/01/37 ..........................     420,800
                                                             -----------
                                                                 917,735
                                                             -----------
                 REAL ESTATE INVESTMENT TRUST--0.5%
BBB+       500+  ERP Operating LP,
                   6.95%, 3/02/11 ..........................     513,098
                                                             -----------
                 RETAILERS--10.6%
BB+      2,000+  Autonation, Inc.,
                   9.00%, 8/01/08 ..........................   2,125,000
B-       2,000   Friendly Ice Cream Corp.,
                   10.50%, 12/01/07 ........................   1,900,000
B-         500   Pantry, Inc.,
                   10.25%, 10/15/07 ........................     442,500
Ba3      2,000+  Sbarro, Inc.,
                   11.00%, 9/15/09 .........................   2,055,000
B+       2,000   Sonic Automotive, Inc., Ser. D,
                   11.00%, 8/01/08 .........................   2,140,000
B        $2,000   United Auto Group, Inc.,
                   Sr. Sub. Note,
                   9.625%, 3/15/12** ....................... $ 2,075,000
                                                             -----------
                                                              10,737,500
                                                             -----------
                 SOVEREIGN & PROVINCIAL--1.0%
Baa2     1,000   Mexico Government International Bond,
                   8.125%, 12/30/19 ........................   1,010,000
                                                             -----------
                 SUPRANATIONAL--0.8%
AAA        850   European Investment Bank,
                   4.875%, 9/06/06 .........................     852,858
                                                             -----------
                 SURFACE TRANSPORT--1.9%
B-       2,000   Pacer International, Inc., Ser. B,
                   11.75%, 6/01/07 .........................   1,960,000
                                                             -----------
                 TECHNOLOGY--6.2%
B1       2,000   Filtronic PLC, Sr. Note,
                   10.00%, 12/01/05 ........................   2,015,000
Ba2      2,000   Flextronics International Ltd.,
                   Sr. Sub. Note,
                   9.875%, 7/01/10 .........................   2,155,000
BB+      2,000   Unisys Corp., Sr. Note,
                   8.125%, 6/01/06 .........................   2,040,000
                                                             -----------
                                                               6,210,000
                                                             -----------
                 TELECOMMUNICATION--5.4%
A3         900+  AT&T Corp., Sr. Note,
                   6.50%, 11/15/06** .......................     852,451
B        1,000   Crown Castle International Corp.,
                   Sr. Note,
                   10.75%, 8/01/11 .........................     925,000
BBB+       125   Deutsche Telekom International,
                   8.00%, 6/15/10 ..........................     130,865
BBB-       450   Qwest Capital Funding, Inc.,
                   5.875%, 8/03/04 .........................     369,000
Aa2      2,000+  Verizon New England, Inc.,
                   Sr. Note,
                   6.50%, 9/15/11 ..........................   1,932,815
A        1,000+  Vodafone Airtouch PLC,
                   7.75%, 2/15/10 ..........................   1,066,339
A3         400+  Worldcom, Inc.,
                   7.375%, 1/15/06** .......................     200,000
                                                             -----------
                                                               5,476,470
                                                             -----------
                 UTILITIES--6.3%
Ba1      2,000+  AES Corp., Sr. Note,
                   8.75%, 12/15/02 .........................   1,940,000
B+       2,000+  Calpine Corp., Sr. Note,
                   10.50%, 5/15/06 .........................   1,880,000
BBB+       650+  Dominion Resources, Inc.,
                   6.00%, 1/31/03 ..........................     666,360
BBB        250+  DTE Energy Co., Sr. Note,
                   7.05%, 6/01/11 ..........................     258,183


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                    VALUE
RATING* (000)           DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
BBB+     $ 250+  Exelon Corp., Sr. Note,
                   6.75%, 5/01/11 ......................... $    251,790
Baa2       325+  First Energy Corp., Ser. C,
                   7.375%, 11/15/31 .......................      302,231
Baa1     1,000+  Progress Energy, Inc., Sr. Note,
                   6.75%, 3/01/06 .........................    1,035,309
                                                            ------------
                                                               6,333,873
                                                            ------------
                 Total Corporate Bonds ....................  146,896,395
                 Total Long-Term investments--145.5%
                   (cost $146,710,004) ....................  147,028,055
                 Liabilities in excess of
                   other assets--(45.5)% ..................  (45,981,285)
                                                            ------------
              NET ASSETS--100% ............................ $101,046,770
                                                            ============
----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 31.6% of its net assets in securities restricted as to sale.
+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $146,710,004)
  (Note 1) ................................................ $147,028,055
Cash ......................................................       63,995
Interest receivable .......................................    3,822,586
                                                            ------------
                                                             150,914,636
                                                            ------------
LIABILITIES
Reverse repurchase agreement ..............................   49,688,000
Interest payable ..........................................       50,008
Investment advisory fee payable (Note 2) ..................       69,166
Other accrued expenses ....................................       60,692
                                                            ------------
                                                              49,867,866
                                                            ------------
NET ASSETS ................................................ $101,046,770
                                                            ============
Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) .................................... $      7,011
    Paid-in capital in excess of par ......................   99,932,533
                                                            ------------
                                                              99,939,544

  Undistributed net investment income .....................      791,244
  Accumulated net realized loss ...........................       (2,069)
  Net unrealized appreciation .............................      318,051
                                                            ------------
Net assets, April 30, 2002 ................................ $101,046,770
                                                            ============
NET ASSET VALUE PER SHARE:
  ($101,046,770 / 7,010,780 common
  shares of beneficial interest
  issued and outstanding) .................................       $14.41
                                                                  ======


--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 28, 2002(1)
THROUGH APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of interest expense of $145,773) .......... $  1,863,302
                                                            ------------
Expenses
  Investment advisory .....................................      172,987
  Organization ............................................       35,000
  Reports to shareholders .................................       16,130
  Custodian ...............................................       14,476
  Independent accountants .................................        9,626
  Legal ...................................................        8,821
  Registration ............................................        5,671
  Transfer agent ..........................................        5,041
  Trustees ................................................        4,346
  Miscellaneous ...........................................        9,858
                                                            ------------
    Total expenses ........................................      281,956
                                                            ------------
Less fees waived by Advisor (Note 2) ......................      (46,130)
Less fees paid indirectly (Note 2) ........................       (4,899)
                                                            ------------
Net expenses ..............................................      230,927
                                                            ------------
Net investment income .....................................    1,632,375
                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments ..........................       (2,069)
Net change in unrealized appreciation
  on investments ..........................................      318,051
                                                            ------------
Net gain on investments ...................................      315,982
                                                            ------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ............................... $  1,948,357
                                                            ============

----------
(1) Commencement of investment operations (Note 1).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
STATEMENT OF CASH FLOWS
FOR THE PERIOD FEBRUARY 28, 2002(1) THROUGH
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ........................................ $   1,948,357
                                                           -------------
Increase in investments ..................................  (146,712,073)
Net realized loss ........................................         2,069
Increase in unrealized appreciation ......................      (318,051)
Increase in interest receivable ..........................    (3,822,586)
Increase in interest payable .............................        50,008
Increase in accrued expenses .............................       129,858
                                                           -------------
  Total adjustments ......................................  (150,670,775)
                                                           -------------
Net cash flows used for operating activities ............. $(148,722,418)
                                                           =============
INCREASE IN CASH
Net cash flows used for operating activities ............. $(148,722,418)
                                                           -------------
Cash flows provided by financing activities:
  Capital Contributions ..................................    99,939,544
  Increase in reverse repurchase agreements ..............    49,688,000
  Cash dividends paid ....................................      (841,131)
                                                           -------------
Net cash flows provided by financing activities ..........   148,786,413
                                                           -------------
  Net increase in cash ...................................        63,995
  Cash at beginning of period ............................            --
                                                           -------------
  Cash at end of period .................................. $      63,995
                                                           =============

--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
STATEMENTS OF CHANGES
IN NET ASSETS
(UNAUDITED)
--------------------------------------------------------------------------------
                                                            FOR THE PERIOD
                                                             FEBRUARY 28,
                                                             2002(1) THROUGH
                                                            APRIL 30, 2002
                                                            --------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income ..................................  $  1,632,375
  Net realized loss on investments .......................        (2,069)
  Net change in unrealized appreciation
    on investments .......................................       318,051
                                                            ------------
    Net increase in net assets resulting
     from operations .....................................     1,948,357
                                                            ------------
DIVIDENDS:
  From net investment income .............................      (841,131)
                                                            ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of
    common shares ........................................    99,920,015
  Common shares issued in connection
    with the reinvestment of common
    dividends ............................................        19,529
                                                             -----------
  Net proceeds from capital share
    transactions .........................................    99,939,544
                                                            ------------
    Total increase .......................................   101,046,770
                                                            ------------
NET ASSETS
Beginning of period ......................................            --
                                                            ------------
End of period (including
  undistributed net investment
  income of $791,244) ....................................  $101,046,770
                                                            ============
----------
(1) Commencement of investment operations. This information includes the intitial investment by BlackRock Advisors, Inc. (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD
                                                                     FEBRUARY 28, 2001(1)
                                                                           THROUGH
                                                                       APRIL 30, 2002
                                                                       --------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2) ...............................    $  14.33
                                                                           --------
Investment operations:
  Net investment income ...............................................        0.23
  Net realized and unrealized gain on investments .....................        0.05
                                                                           --------
Net increase from investment operations ...............................        0.28
                                                                           --------
Dividends from net investment income ..................................       (0.12)
Capital charges with respect to issuance of shares: ...................       (0.08)
                                                                           --------
Net asset value, end of period(2) .....................................    $  14.41
                                                                           ========
Market value, end of period(2) ........................................    $  14.83
                                                                           ========
TOTAL INVESTMENT RETURN(3) ............................................       (0.31%)
                                                                           ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS(4):
Operating expenses after fee waiver and fees paid indirectly ..........        1.19%
Operating expenses before fee waiver and fees paid indirectly .........        1.49%
Net operating expenses and interest expense ...........................        2.22%
Total operating expenses and interest expense .........................        2.52%
Net investment income after fee waiver and fees paid indirectly .......        9.78%

SUPPLEMENTAL DATA:
Average net assets (000) ..............................................    $ 99,983
Portfolio turnover ....................................................           0%
Net assets, end of period (000) .......................................    $101,047
Borrowing outstanding, end of period (000) ............................    $ 49,688
Asset coverage ........................................................    $  3,034(5)

----------
(1) Commencement of investment operations. This information includes the initial investments by BlackRock Advisors, Inc. Net assets value immediately after the closing of the public offering was $14.25. (Note 1)
(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for less than a full year is not annualized. Past performance is not a guarantee of future results.
(4)  Annualized.
(5)  Per $1,000 of borrowings outstanding.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK STRATEGIC BOND TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Strategic Bond Trust (the "Trust") was organized as a Delaware business trust on January 17, 2002, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until January 22, 2002, when it sold 9,425 common shares for $135,014 to BlackRock Advisors, Inc. Investment operations commenced on February 28, 2002. The Trust's investment objective is to seek total return through high current income and capital appreciation. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on January 22, 2002, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other Black Rock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administrative services.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.75% of the Trust's average weekly managed assets. The Advisor has voluntarily agreed to waive receipt of a portion of the investment management fee in the amount of 0.20% of average weekly managed assets for the first 5 years of the Trust's operations, 0.15% in year 6, 0.10% in year 7 and 0.05% in year 8. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the period ended April 30, 2002 was $126,857. Pursuant to the agreement, the Advisor waived fees of $46,130 during the period ended April 30, 2002.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

   Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2002, were approximately $4,899.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investments, other than short-term investments, for the period ended April 30, 2002, aggregated $144,465,823 and $227,651, respectively.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC or one of its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC or one of its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at April 30, 2002, was the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $318,051 (gross unrealized appreciation--$2,031,886; gross unrealized depreciation--$1,713,835).

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, thirdparty broker-dealers as determined by and under the direction of the Trust's Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the period ended April 30, 2002 was approximately $48,719,210 at a weighted average interest rate of approximately 2.16%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $49,688,000 as of April 30, 2002 which was 32.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the period ended April 30, 2002.

NOTE 5. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 7,010,780 common shares of beneficial interest outstanding at April 30, 2002, the Advisor owned 9,425 shares.

   Transactions in common shares of beneficial interest for the period February 28, 2002 (commencement of investment operations) to April 30, 2002, were as follows:

   Shares issued in connection with
     initial public offering*                       7,009,425
   Common shares issued in connection with the
     reinvestment of common dividends                   1,355
                                                    ---------
   Net shares outstanding                           7,010,780
                                                    =========

* This information includes the initial investment by BlackRock Advisors, Inc.

   Offering costs of $490,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

NOTE 6. DIVIDENDS

Subsequent to April 30, 2002, the Board of Trustees of the Trust declared dividends from undistributed earnings of $0.12 per share payable May 31, 2002, to shareholders of record on May 31, 2002.

--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Trustees as follows:

TRUSTEE:                            CLASS             TERM          EXPIRING
                                    -----           -------       -------------
Richard E. Cavanagh                   I             3 years             2005
James Clayburn La Force, Jr.          I             3 years             2005


Trustees whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

Shareholders elected the two Trustees. The results of the voting were as follows:

                                    VOTES FOR      VOTES AGAINST    ABSTENTIONS
                                    ---------      -------------    -----------
Richard E. Cavanagh                 3,609,020           --            36,794
James Clayburn La Force, Jr.        3,609,020           --            36,794

      Laurence D. Fink, Chairman of the Trust's Board of Trustees, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor:Laurence D. Fink--Chief Executive Officer of the Advisor and Chairman and CEO of the Sub-Advisor, Ralph L. Schlosstein--Director and President of the Advisor and the Sub-Advisor, Robert
S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay--Managing Director of the Advisor and the Sub-Advisor, Anne Ackerley--Managing Director of the Advisor and the Sub-Advisor, Dennis Schaney, Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.

--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

BlackRock Strategic Bond Trust's investment objective is to seek total return through high current income and capital appreciation.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investor's under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNCFinancial Services Group (NYSE:
PNC), and is majority-owned by PNC and BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal market conditions, the Trust will invest a significant portion of its total managed assets (between 75% and 35%) in corporate fixed income securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than "BBB" by Standard & Poors Ratings Group (S&P), similarly rated by other nationally recognized rating agencies or not rated by any rating agency but which the investment advisors believe are comparable to securities rated in these categories. The remainder of the Trust's assets are invested in investment grade securities. The Trust invests primarily in a diversified portfolio of fixed income, debt securities including corporate bonds, U.S. government and agency securities, mortgage-related securities and other types of fixed income securities. The Trust may also invest up to 20% of its total managed assets in bonds issued in foreign currencies.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor seeks to meet the Trust's investment objective by managing the assets of the Trust so as to seek total return through high current income and capital appreciation. The Advisor continually analyzes the markets for income securities and periodically reallocates the Trust's investments between corporate bonds and other income securities and between lower grade and investment grade securities to seek to achieve the Trust's investment objective.

In selecting income securities for the Trust's portfolio, the Advisor seeks to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. The Advisor believes that this strategy should enhance the Trust's ability to seek total return. The Advisor's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Advisor may also consider relative value among issuers based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Advisor applies its risk management framework by using proprietary technology and value-oriented security selection to identify the securities that are expected to deliver the highest yield for the amount of risk assumed. In managing the assets of the Trust, the Advisor utilizes an active management approach that stresses the flexibility to reallocate investments as appropriate. The Advisor diversifies the Trust's portfolio of assets in an effort to minimize exposure to individual securities, issuers and industries.

The Advisor's investment in corporate bonds and the investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The Advisor's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific. bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit trends before market recognition.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

The Trust employs leverage primarily through the use of reverse repurchase agreements and/or dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the investment objective of the Trust is to seek total return through high current income and capital appreciation, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BHD) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 20% of its total managed assets in non-U.S. issuers and/or non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         BLACKROCK STRATEGIC BOND TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-           Mortgage  instruments  with  interest  rates
BACKED SECURITIES (ARMS):           that adjust at periodic intervals at a fixed
                                    amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE             Mortgage-backed  securities  which  separate
OBLIGATIONS (CMOS):                 mortgage  pools into  short-,  medium-,  and
                                    long-   term   securities   with   different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

COMMERCIAL MORTGAGE                 Mortgage-backed securities secured or backed
BACKED SECURITIES (CMBS):           by mortgage loans on commercial properties.

DISCOUNT:                           When a trust's  net asset  value is  greater
                                    than its market price, the trust is said to be trading at a discount.

DIVIDEND:                           Income   generated   by   securities   in  a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders may elect to have all dividends
                                    and    distributions    of   capital   gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities, such as GNMA and FHLMC.

INTEREST-ONLY SECURITIES:           Mortgage  securities   including  CMBS  that
                                    receive only the interest cash flows from an
                                    underlying   pool  of   mortgage   loans  or
                                    underlying  pass-through  securities.   Also
                                    known as a strip.

INVERSE-FLOATING RATE  MORTGAGE:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,   including  income  accrued  on  its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE
                                    WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:          Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

REVERSE                             In a reverse repurchase agreement, the Trust
REPURCHASE AGREEMENTS:              sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED            Arrangements  in which a pool of  assets  is
SECURITIES:                         separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distributions   from  underlying
                                    mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
----------------------------------------------------------------------------------------------
                                                                        STOCK         MATURITY
PERPETUAL TRUSTS                                                        SYMBOL          DATE
                                                                        ------        --------
The BlackRock Income Trust Inc.                                          BKT             N/A
The BlackRock North American Government Income Trust Inc.                BNA             N/A
The BlackRock High Yield Trust                                           BHY             N/A
BlackRock Core Bond Trust                                                BHK             N/A
BlackRock Strategic Bond Trust                                           BHD             N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                  BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT            12/04
The BlackRock Advantage Term Trust Inc.                                  BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT            12/09

TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------------
                                                                        STOCK         MATURITY
PERPETUAL TRUSTS                                                        SYMBOL          DATE
                                                                        ------        --------
The BlackRock Investment Quality Municipal Trust Inc.                    BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY             N/A
The BlackRock Pennsylvania Strategic Municipal Trust                     BPS             N/A
The BlackRock Strategic Municipal Trust                                  BSD             N/A
BlackRock California Municipal Income Trust                              BFZ             N/A
BlackRock Municipal Income Trust                                         BFK             N/A
BlackRock New York Municipal Income Trust                                BNY             N/A
BlackRock New Jersey Municipal Income Trust                              BNJ             N/A
BlackRock Florida Municipal Income Trust                                 BBF             N/A
BlackRock New York Municipal Bond Trust                                  BQH             N/A
BlackRock Virginia Municipal Bond Trust                                  BHV             N/A
BlackRock Florida Municipal Bond Trust                                   BIE             N/A
BlackRock Municipal Bond Trust                                           BBK             N/A
BlackRock Maryland Municipal Bond Trust                                  BZM             N/A
BlackRock New Jersey Municipal Bond Trust                                BLJ             N/A
BlackRock California Municipal Bond Trust                                BZA             N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                           BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN            12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT            12/10
BlackRock California Municipal 2018 Term Trust                           BJZ            12/18
BlackRock New York Municipal 2018 Term Trust                             BLH            12/18
BlackRock Municipal 2018 Term Trust                                      BPK            12/18

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:PNC), and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.







                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

[LOGO] BLACKROCK

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Dennis Schaney, VICE PRESIDENT
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB ADVISOR
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT TRUSTEES
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   Statements and other information contained in this report are as dated and are subject to change.

                               BLACKROCK STRATEGIC
                                   BOND TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper                                     09249G-10-6


[LOGO] BLACKROCK
STRATEGIC
BOND TRUST
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2002

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